SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                          Date of Report: April 4, 1997
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                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1996-C
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                      (Issuer with respect to Certificates)


       Delaware              333-7575               13-2633612
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      (State or other      (Commission            (IRS Employer
      jurisdiction of      File Number)           Identification No.)
      incorporation)


      802 Delaware Avenue, Wilmington, Delaware           19801
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      (Address of principal executive offices)          (Zip code)


                                 (302) 575-5033
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              (Registrant's telephone number, including area code)

Item 5. Other Events

   On 1/15/1997, Chase Manhattan Auto Owner Trust 1996-C (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of December 1, 1996 (the "Sale and Servicing Agreement"), between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and the Trust, as Issuer. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as exhibit 20.1 to this Current Report on Form 8-K.

   On 2/18/97, Chase Manhattan Auto Owner Trust 1996-C (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of December 1, 1996 (the "Sale and Servicing Agreement"), between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and the Trust, as Issuer. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as exhibit 20.2 to this Current Report on Form 8-K.


   On 3/17/97, Chase Manhattan Auto Owner Trust 1996-C (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of December 1, 1996 (the "Sale and Servicing Agreement"), between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and the Trust, as Issuer. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as exhibit 20.3 to this Current Report on Form 8-K.


  Item 7 (c). Exhibits


  Exhibit   Description
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  20.1 Monthly Certificateholder's statement with respect to the January 15, 1997 distribution.

  20.2 Monthly Certificateholder's statement with respect to the February 18, 1997 distribution.

  20.3 Monthly Certificateholder's statement with respect to the March 17, 1997 distribution.

                              SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION

                                            By:  /s/ Patricia Garvey
                                                 -------------------
                                            Name:  Patricia Garvey
                                            Title: Vice President


Date:  April 4, 1997

                             INDEX TO EXHIBITS
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   Exhibit                 Description
   -------                 -----------


  20.1          Certificateholder Report dated 1/15/1997 delivered pursuant to
                Section 5.8 of the Sale and Servicing Agreement dated as of December 1, 1996.

  20.2          Certificateholder Report dated 2/18/1997 delivered pursuant to
                Section 5.8 of the Sale and Servicing Agreement dated as of December 1, 1996.

  20.3          Certificateholder Report dated 3/17/1997 delivered pursuant to
                Section 5.8 of the Sale and Servicing Agreement dated as of December 1, 1996.